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                                                                   Exhibit 10.38

                        SUPERSHUTTLE INTERNATIONAL, INC.,
                                WARRANT AGREEMENT

              THE SECURITIES REPRESENTED BY THIS AGREEMENT HAVE NOT
             BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY
              STATE SECURITIES LAWS AND MAY NOT BE SOLD, EXCHANGED,
               HYPOTHECATED OR TRANSFERRED IN ANY MANNER EXCEPT IN
                  COMPLIANCE WITH SECTION 9 OF THIS AGREEMENT.


         THIS WARRANT AGREEMENT (the "Agreement"), dated as of June 15, 1995, is made and entered into by and between SUPERSHUTTLE INTERNATIONAL, INC., a Delaware corporation (the "Company"), and HAWKES, CARLTON SANCHEZ & CO., LTD. (the "Warrantholder").

         For good and valuable consideration, receipt of which is hereby acknowledged, the Company hereby issues to the Warrantholder warrants (as hereinafter described, the "Warrants") to purchase up to an aggregate of Twenty-five Thousand (25,000) (subject to adjustment pursuant to Section 5 hereof) shares (the "Shares") of the Company's Common Stock (the "Common Stock").

         This Warrant is issued pursuant to that certain Fee Agreement, dated as of June 15, 1995 (the "Fee Agreement").

         In consideration of the foregoing and for the purpose of defining the terms and provisions of the Warrants and the respective rights and obligations thereunder, the Company and the Warrantholder, for value received, hereby agree as follows:

         Section 1. Representations.

         1.1 Investment Representation. The Warrantholder hereby represents to the Company as follows:

                  1.1.1 The Warrantholder is experienced in evaluating and investing in emerging companies such as the Company.

                  1.1.2 The Warrantholder is acquiring this Warrant, and the Shares issuable upon exercise of this Warrant, for investment for its own account and not with the view to, or for resale in connection with, any distribution thereof. The Warrantholder understands that neither the Warrant nor the Shares have been registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent as expressed herein.

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         1.1.3 The Warrantholder acknowledges that this Warrant (and the Shares of Common Stock issuable upon exercise hereof) must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. The Warrantholder is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things the existence of a public market for the shares, the availability of certain current public information about the Company, the resale occurring not less than two years after a party has purchased and paid for the security to be sold, the sale being through a "broker's transaction" or in transactions directly with a "market maker" (as provided by Rule 144(f)) and the number of shares being sold during any three-month period not exceeding specified limitations.

         1.1.4 The Warrantholder understands that no public market now exists for any of the securities issued by the Company and that it is unlikely that a public market will exist for the Shares of Common Stock in the foreseeable future.

         1.1.5 The Warrantholder has received a copy of the Company's balance sheets as of September 30, 1992 and 1993, together with the related statements of income, shareholders' equity and changes in financial position for the fiscal years then ended, with the related opinions of Arthur Andersen & Co., independent public accountants (the "Audited Financials"), and 1.1.6 its unaudited balance sheet dated September 30, 1994 and the related unaudited statements of income and retained earnings for the year then ended (the "Unaudited Financials") (collectively the "Financial Statements"), and has had an opportunity to discuss the Company's business, management and financial affairs with its management and has had the opportunity to review the Company's operations and facilities. The Warrantholder understands that such discussions, as well as any written information issued by the Company, were intended to describe the aspects of the Company's business and prospects which it believes to be material but were not necessarily a thorough or exhaustive description.

         1.1.7 The Warrantholder (i) is represented by independent, experienced counsel in connection with the negotiation of this transaction and the preparation, execution and delivery of this Warrant, the Fee Agreement and the documents contemplated thereby, (ii) is sophisticated and knowledgeable concerning business and financial matters generally, (iii) has substantial experience in investments, and (iv) has the knowledge and ability to evaluate the risks and merits of an investment in the Company. The Warrantholder has performed extensive due diligence regarding the Company, its assets and business, and has obtained all information, documents and materials it has requested, has had the opportunity to interview the employees and officers of the Company


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responsible for the management and operation of the Company's business and has satisfied itself regarding the Company's value, finances and business prospects.

         1.2 Legend on Shares. Each certificate for Shares issued upon exercise of the Warrants shall bear the following legend:

         "The shares represented by this Certificate have not been registered under the Securities Act of 1933. The shares may not be sold, exchanged, hypothecated or transferred in any manner unless they are registered under said Act and applicable state law or an exemption from such registration is available.

         Any certificate issued at any, time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of a public distribution pursuant to a Registration Statement under the Act, of the securities represented, thereby) shall also bear the above legend unless, in the opinion of the Company's counsel, the securities represented thereby need no longer be subject to such restrictions.

Section 2. Term of Warrants; Exercise of Warrants.

         2.1 Subject to the terms of this Agreement, the Warrantholder shall have the right, upon the occurrence of a "Triggering Event," as hereinafter defined, at any time until 5:00 p.m., Los Angeles time, on May 1, 2005 (the "Termination Date"), to purchase from the Company up to the number of fully paid and nonassessable Shares to which the Warrantholder may at the time be entitled to purchase pursuant to this Agreement, upon surrender to the Company, at its principal office, of this Agreement and payment to the Company of the Warrant Price (as defined in and determined in accordance with the provisions of Sections 4 and 5 hereof), for the number of Shares in respect of which such Warrant is then exercised, but in no event for less than 100 Shares (unless less than an aggregate of 100 Shares are then purchasable under all outstanding Warrants held by a Warrantholder). Payment of the aggregate Warrant Price shall be made in cash or by check.

         The Warrants shall be exercisable, at the election of the Warrantholder, either in full or from time to time in part and, in the event that the Warrants are partially exercised, a new Warrant Agreement evidencing the remaining portion of the Warrants shall be executed by both parties hereto.

         2.2 As used herein, "Triggering Event" shall mean and include the first to occur of:

         2.2.1 the successful completion of a public

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offering by the Company of securities of the Company pursuant to a Registration
Statement filed with the Securities and Exchange Commission (other than a registration on Form S-8 of a similar form contemplating the registration of securities for an employee equity or benefit plan); or

         2.2.2 the completion of a merger of the Company with or into any other corporation or entity (other than a merger with a wholly-owned subsidiary of the Company, or a merger solely for the purpose of changing the domicile and state of incorporation of the Company); or

         2.2.3 the completion of a sale of all or substantially all of the outstanding securities of the Company in a single transaction or a series of related transactions; or

         2.2.4 the completion of a sale of all or substantially all of the outstanding securities of the Company by the holders thereof in a single transaction or a series of related transactions.

Section 3. Reservation of Shares.

         There has been reserved, and the Company shall at all times keep reserved so long as the Warrants remain outstanding, out of its authorized Common Stock, such number of shares of Common Stock as shall be subject to purchase under the Warrants.

Section 4. Warrant Price.

         The price per Share (the "Warrant Price") at which Shares shall be purchasable upon exercise of the Warrants shall be Six Dollars ($6.00), subject to further adjustment pursuant to Section 5 hereof.

Section 5. Adjustment of Warrant Price and Number of Shares.

         In case the Company shall (i) pay a dividend in Common Stock or any other security or make a distribution in Common Stock, (ii) subdivide its outstanding Common Stock, (iii) combine its outstanding Common Stock into a smaller number of shares of Common Stock, or (iv) issue by reclassification of its Common Stock other securities of the Company, the number and kind of Shares purchasable upon exercise of the Warrants immediately prior thereto shall be adjusted so that the Warrantholder shall be entitled to receive the kind and number of Shares or other securities of the Company which it would have owned or would have been entitled to receive immediately after the happening of any of the events described above, had the Warrants been exercised immediately prior to the happening of such event or any record date with respect hereto. Any adjustment made pursuant to this Section 5 shall

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become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

         Whenever the number of Shares purchasable upon the exercise of the Warrants is adjusted as herein provided, the Warrant Price payable upon exercise of the Warrants shall be adjusted by multiplying such Warrant Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of Shares purchasable upon the exercise of the Warrants immediately prior to such adjustment, and the denominator of which shall be the number of Shares so purchasable immediatey thereafter.

         Except as provided in this Section 5, no adjustment in respect of any cash dividends or distributions out of earnings shall be made during the term of the Warrants or upon the exercise of the Warrants.

Section 6. Merger or Consolidation.

           In case of any merger or consolidation of the Company with or into another corporation (other than a consolidation or merger in which the Company is the continuing corporation), or in the case of any sale or conveyance of the property of the Company as an entirety or substantially as an entirety in connection with which the Company is dissolved, the Warrantholder shall have the right thereafter (until the Termination Date) to receive upon the exercise hereof, for the same aggregate Warrant Price hereunder immediately prior to such event, the kind and amount of shares of stock or other securities or property receivable upon such merger or consolidation or upon the dissolution following such sale or other transfer, by a holder of the number of Shares obtainable upon excercise of this Warrant immediately prior to such event.

Section 7.  Fractional Interests.

          The Company shall not be required to issue fractional Shares on the exercise of the Warrants. If any fraction of a Share would, except for the provisions of this Section 7, be issuable on the exercise of the Warrants (or specified portion thereof) , the Company shall pay an amount in cash equal to the then Current Market Price multiplied by such fraction. For purposes of this Agreement, the term "Current Market Price" shall mean (i) if the Common Stock is traded in the over-the-counter market and not in the NASDAQ National Market System nor on any national securities exchange, the average per share closing bid prices of the Common Stock on the fifteen (15) consecutive trading days immediately preceding the date in question, as reported by NASDAQ or an equivalent generally accepted reporting service, or (ii) if the Common Stock is traded in the NASDAQ National Market System or on national securities exchange, the average for the fifteen (15) consecutive trading days immediately preceding the date in question

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of the daily per share closing prices of the Common Stock in the NASDAQ National
Market System or on the principal stock exchange on which it is listed, as the case may be. For purposes of clause (i) above, if trading in the Common Stock is not reported by NASDAQ, the average referred to in said clause shall be as reported in the "Pink sheets" published by National Quotation Bureau, Incorporated. The closing price referred to in clause (ii) above shall be the last reported sale price or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices, in either case, in the NASDAQ National Market System or on the national securities exchange on which the Common Stock is then listed. In the event the Common Stock is not traded in the NASDAQ National Market System or on a national securities exchange, the Current Market Price shall be determined in good faith by the Board of Directors of the Company.

Section 8. No Rights as Stockholder; Notices to Warrantholder.

         Nothing contained in this Agreement shall be construed as conferring upon the Warrantholder or its transferees any rights as a stockholder of the Company, including the right to vote, receive dividends, consent or receive notices as a stockholder in respect of any meeting of stockholders for the election of directors of the Company or any other matter, except the Company shall mail to each Warrantholder a copy of its annual report and any periodic reports provided its shareholders. If, however, at any time prior to the expiration of the Warrants and prior to their exercise in full, any one or more of the events described in Section 6 shall occur, then the Company shall give notice in writing of such event to the Warrantholder, as provided in Section 13 hereof, as soon as reasonably practical but in any event at least 30 days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to vote on such proposed consolidation, merger, sale, dissolution, liquidation or winding up. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to mail or receive such notice or any defect therein shall not affect the validity of any action taken with respect thereto.

Section 9. Restrictions on Transfer.

         The Warrantholder agrees that prior to making any disposition of the Warrants or the Shares, if no registration statement or past-effective amendment thereto under the Act (collectively a "Registration Statement") with respect to such disposition is then effective, no such disposition shall be made unless the Company has received from the Warrantholder an opinion of counsel reasonably satisfactory to the Company that such disposition may be made without registration under the Act.

Section 10. Exchange, Transfer, Assignment or Loss of Warrant.

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     Subject to Section 9 hereof, this Warrant is exchangeable without expense at the option of the Warrantholder, upon presentation and surrender hereof to the Company at its offices for other Warrants of different denominations entitling the holder thereof to purchase in the aggregate the same number of Shares as are purchasable hereunder. Upon surrender of this Warrant to the Company at its principal office with the Assignment form annexed hereto duly executed, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall be promptly cancelled. Subject to Section 9 hereof, this Warrant may be divided or combined with other Warrants upon presentation thereof at the office of the Company together with a written notice signed by the Warrantholder hereof specifying the names and denominations in which new Warrants are to be Issued. Upon receipt by the Company of evidence satisfactory to it of the loss, theft,destruction or mutilation of this Warrant, and, in the case of loss, theft or destruction, of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date.

Section 11. Notices.

           Any notice pursuant to this Agreement by the Company or by a Warrantholder or a holder of Shares shall be in writing and shall be deemed to have been duly given on the day personally delivered or transmitted via facsimile, or three days after deposited in the U.S. mail by certified mail, return receipt requested as follows:


     If to a Warrantholder or a holder of Shares:

     Hawkes, Carlton Sanchez & Co., Ltd.
     c/o Lew Werner
     2071 North Beverly Drive
     Beverly Hills, CA 90210

     If to the Company:

     SUPERSHUTTLE INTERNATIONAL, INC.
     2129 West Rosecrans Avenue
     Gardena, CA 90249
     Attn: Mitch Rouse
     Facsimile: (310) 769-4595

           Any party may from time to time change the address to which notices to it are to be delivered or mailed hereunder by notice in accordance herewith to the other parties.



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Section 12. Successors.

             All the covenants and provisions of this Agreement by or for the benefit of the Company, the Warrantholders or the holders of Shares shall bind and inure to the benefit of their respective successors and assigns hereunder.

Section 13.  Applicable Law.

         This Agreement shall be deemed to be a contract made under the laws of the State of California and for all purposes shall be construed in accordance with the laws of said State.

Section 14.  Benefits of this Agreement.

         Nothing in this Agreement shall be construed to give to any person or corporation other than the Company, the Warrantholders and the holders of Shares any legal or equitable right, remedy or claim under this Agreement. This Agreement shall be for the sole and exclusive benefit of the Company, the Warrantholders and the holders of Shares.

             IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed, all as of the day and year first above written.


                    SUPERSHUTTLE INTERNATIONAL, INC.


                    By /s/ illegible
                        ----------------------------------
                    Its Secretary
                        ----------------------------------

                    HAWKES, CARLTON SANCHEZ & CO., LTD.


                    By /s/  illegible
                        ----------------------------------
                    Its Vice President
                        ----------------------------------







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                                ASSIGNMENT FORM

     For value received, the undersigned registered owner of Warrants to purchase Common Stock of SUPERSHUTTLE INTERNATIONAL, INC., a Delaware corporation (the "Company"), represented by that certain Warrant Agreement dated June ___, 1995 between the Company and the undersigned, hereby sells, transfers and assigns to the assignee named below Warrants to purchase ___________ shares of the Company's Common Stock:

     Assignee:

        Name       _______________________________________

        Address    _______________________________________

                   _______________________________________

and authorizes the Company to cancel the Warrant Agreement and to issue and deliver a new Warrant Agreement in the name of the Assignee for the number of Warrants so transferred hereby.


Dated: ________________________________        ________________________________
                                                          Signature


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